UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2006

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

565 East Swedesford Road, Suite 200, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Escalon Medical Corp. (the "Company") reports that Mark Karsch, its Chief Financial Officer, has resigned effective as of March 3, 2006.

(c) Appointment of Principal Officer

Effective as of March 3, 2006, David Berkowitz, the Company’s Vice President and Controller, will serve as its principal financial and accounting officer.

Mr. Berkowitz joined the Company in December 2005 as Vice President and Controller. From November 2002 to December 2005, Mr. Berkowitz served as vice president and controller for the AIG Personal Lines Division, which comprised various insurance subsidiaries of American International Group, Inc. From 1999 to 2002, Mr. Berkowitz worked at 4anything.com, Inc. where he served as vice president and chief financial officer after being promoted from controller. From 1988 to 1999, Mr. Berkowitz worked at Advanta Insurance Company a subsidiary of Advanta Corp., where he served as director, vice president and chief financial officer after being promoted from vice president and controller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

February 27, 2006	By:	Richard J. DePiano

Name: Richard J. DePiano
Title: Chairman & CEO